PNC ABSOLUTE RETURN TEDI FUND LLC

Supplement dated June 17, 2011

to the Prospectus dated August 16, 2010

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Directors and Officers

Effective May 3, 2011, Kelley J. Brennan resigned as a Director and Chairman of the Audit Committee for the Fund and Master Fund. Effective June 2, 2011, John H. Murphy and Robert D. Neary retired as Directors and Co-Chairmen of the Boards of Directors of the Fund and Master Fund. Effective June 3, 2011, John G. Drosdick became Chairman of the Boards of Directors of the Fund and Master Fund.

Under the section entitled “Management of the Fund”, the section entitled “Directors and Officers” on pages 45-51 of the prospectus is to be deleted and replaced in its entirety with the following:

The Manager supervises the management of the day-to-day operations of the Fund and the Master Fund subject to the supervision of the Board and the Master Fund’s Board, as applicable. The Manager, subject to approval by the Board and the Master Fund’s Board, as applicable, has the authority to appoint officers to assist in the day-to-day management of the Fund’s and the Master Fund’s operations.

All of the Directors of the Board and the Master Fund’s Board are not affiliated with the Manager or its affiliates and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). The Directors and officers of the Fund and the Master Fund are also directors and officers of other investment companies managed, advised, administered or distributed by the Manager or its affiliates. The address of the Directors is c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, Baltimore, MD 21201. A list of the Directors and officers of the Fund and the Master Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Name, Age and Date of Birth	Position Held with Fund and Master Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past 5 Years(3)
Dorothy A. Berry—67 Date of Birth: 9/12/43	Director since February 8, 2010 to present	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.

Name, Age and Date of Birth	Position Held with Fund and Master Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past 5 Years(3)
John G. Drosdick – 67 Date of Birth: 8/9/43	Director since November 1, 2010 to present; Chairman of the Board and the Nominating Committee since June 3, 2011 to present.	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	11 registered investment companies consisting of 36 portfolios	Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Richard W. Furst – 72 Date of Birth: 9/13/38	Director since February 8, 2010 to present	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.

Dale C. LaPorte – 69 Date of Birth: 1/04/42	Director since February 8, 2010 to present	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005-2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 – 2004, of Calfee, Halter & Griswold LLP (law firm).	11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation.

Name, Age and Date of Birth	Position Held with Fund and Master Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past 5 Years(3)
L. White Matthews, III—65 Date of Birth: 10/5/45	Director since 2003 to present; Chairman of the Audit Committee since June 3, 2011 to present	Retired; Chairman and
Director, Ceridian
Corporation (payroll
and human resources
services), 2003 to 2007;
Director and Chairman
of the Board of Constar
International Inc.
(bottles and packaging
manufacturer), 2009 to
		present.	11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products).

Edward D. Miller, M.D.—68 Date of Birth: 2/1/43	Director since inception to present	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

Name, Age, Date of Birth and Address	Position with the Fund and the Master Fund and Length of Time Served	Principal Occupation(s) in the Past 5 Years
Kevin A. McCreadie – 50 Date of Birth: 8/14/60 Two Hopkins Plaza, 4th Floor Baltimore, MD 21201	President Since 2004 to present	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.), since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007; Partner of Brown Investment Advisory & Trust Company, 1999-2002.

Jennifer E. Spratley – 42 Date of Birth: 2/13/69 Two Hopkins Plaza, 4th Floor Baltimore, MD 21201	Vice President Since April 2008 to present	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

Jeffrey P. Pruitt -39 Date of Birth: 8/30/71 1900 East 9th Street, 15th Floor Cleveland, OH 44114	Chief Compliance Officer Since November 2010 to present	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010 – May 2010; Director of Investment Company Compliance, Thrivent, 2004 – February 2010.

John F. Kernan -45 Date of Birth: 9/17/65 1900 East 9th Street, 14th Floor Cleveland, OH 44114	Treasurer Since June 2010 to present	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.

Savonne L. Ferguson – 37 Date of Birth: 10/31/73 Two Hopkins Plaza, 4th Floor Baltimore, MD 21201	Secretary Since November 2010 to present (formerly Assistant Secretary from 2004 to November 2010)	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.

Randi D. Gage -52 Date of Birth: 4/27/59 301 Bellevue Parkway Wilmington, DE 19809	Assistant Secretary Since February 2011 to present	Vice President and Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. since March 2011; Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc., 2009-2011; Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc., 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company, 2003-2007.

(1)	Any Director may resign at any time by giving written notice to the secretary of the Fund or to the Board of Directors. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.
(2)	The “Fund Complex” is comprised of eleven registered investment companies for which the Manager or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Directors includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).
(3)	Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act. In addition to PNC Alternative Investment Funds, each Director serves as a Trustee of PNC Advantage Funds and a Trustee of PNC Funds. Mr. Drosdick also serves as Chairman of PNC Advantage Funds and PNC Funds.

The information above includes each Director’s principal occupation during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of the Directors, and the role each plays as a member of a board that collectively possesses the talents needed for the representation of member interests led to the conclusion that each Director should serve as a Director for the Fund and Master Fund . Among others, the following attributes were specifically noted in the evaluation of the Directors: Ms. Berry, an attorney by training, has been an executive in various aspects of the finance and mutual fund industry for more than thirty years. Mr. Drosdick brings experience as a senior executive of a major corporation and as a director of both commercial and financial companies. Dr. Furst has substantial academic and professional experience in finance, including serving as an Endowed Professor of Finance and as Dean of the Gatton College of Business and Economics. Mr. LaPorte, also a lawyer, brings to the Board years of experience counseling business entities of all kinds. Mr. Matthews has served as the chief financial officer of two large enterprises and brings a significant depth of experience to the Board. Dr. Miller has demonstrated leadership and management abilities evidenced in his senior executive positions. In addition, with the exception of Mr. Drosdick who just recently joined the Board, the Directors’ previous experience on the Board provides a deep understanding of the issues impacting the members of the Fund and Master Fund.

The Board has appointed an independent Director as chairman of the Board. The Board has also engaged the Manager and Administrator to manage and administer the Fund and Master Fund and to retain other service providers, as necessary. All parties engaged to render services to the Fund and Master Fund are subject to the oversight of the Board. The Chairman presides at meetings, oversees preparation of meeting agenda, serves as liaison to the third-party service providers and other Directors and officers and performs such acts and duties as may be permitted by the Fund’s and Master Fund’s LLC Agreements, policies and governing law. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The designation of the Chairman does not impose on the Chairman any duties, obligations or liability beyond that imposed on such person as a member of the Board generally. The Board conducts regular quarterly meetings and any such special meetings as required, either in person or telephonically to ensure the uninterrupted oversight of the management of the Fund and Master Fund. The Board regularly meets separately from the Manager and other service providers to consider matters that are scheduled to come before the Board and to meet periodically with the Fund’s and Master Fund’s Chief Compliance Officer. As part of its duties, the Board oversees risk relating to the Fund and the Master Fund. Through reports and interactions with the Manager during and between meetings, the Board monitors various types of risk including, but not limited to, investment risk, operational risk and enterprise risk as well as the operation of the Manager’s risk management program. There can be no assurance that all components of risk have been identified by the Board, particularly given the nature of the Fund and Master Fund as described in this prospectus. The Board relies on professionals, such as the independent registered public accountants and legal counsel, to assist the Directors in performing their oversight responsibility. The Board has established the committees described below, and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight responsibilities. The Board believes that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board and frequent communications with professionals retained to serve the Fund and Master Fund, including the Manager, legal counsel, financial and accounting professionals and compliance personnel, all of whom enhance the Board’s oversight.

The Fund’s Board and the Master Fund’s Board has each formed three committees: an Audit Committee, a Nominating and Compensation Committee and a Legal Compliance Committee. Each Committee is composed of the Fund’s and the Master Fund’s six Independent Directors, Dorothy A. Berry, John G. Drosdick, Richard W. Furst, Dale C. LaPorte, L. White Matthews, III, and Edward D. Miller, M.D.

The functions of the Audit Committee are to: (1) oversee the accounting and financial reporting process of the Fund and the Master Fund; (2) oversee the quality and integrity of the Fund’s and the Master Fund’s financial statements and the independent audit of the financial statements; (3) oversee the compliance with legal and regulatory requirements that relate to the Fund’s and the Master Fund’s accounting, financial reporting and independent audits; (4) review and evaluate the qualifications, independence and performance of the auditors prior to the engagement of the audits; and (5) serve as liaison between the auditors and the Board and the Master Fund’s Board. The Committee may perform other tasks, as the Board and the Master Fund’s Board deem necessary and appropriate from time to time. The Chairman of the Audit Committee is L. White Matthews, III, and Ms. Berry and Messrs. Furst and Matthews serve as the Audit Committee Financial Experts. The Audit Committee met six times during the fiscal year ended March 31, 2011.

The Nominating Committee is responsible for identifying and recommending qualified candidates for election to the Board. The Committee shall accept and review member nominations for Directors who are not “interested persons” of the Master Fund and Fund as defined under Section 2(a)(19) of the 1940 Act. The Nominating Committee is to identify candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders or members. The Committee may also solicit recommendations from current and former Directors, management or others who may be familiar with qualified candidates. The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates. In considering candidates for Director nominee, the Committee shall give due consideration to the overall Board balance of diversity of skills, perspectives, backgrounds and experiences. The Nominating Committee will evaluate the nominees’ qualifications for Board membership and their independence from the Master Fund’s and Fund’s investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. A Member nomination for Director may be submitted to the Master Fund and Fund by sending the nomination to the Master Fund’s and Fund’s Secretary at Two Hopkins Plaza, Baltimore, MD 21201 with the following information:

•	Member’s name, the fund name and number of fund shares owned and length of period held;

•	Name, age and address of candidate;

•

A detailed resume describing , among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•	Number of fund shares owned by the candidate and length of time held;

•

A supporting statements which (i) describes the candidate’s reasons for seeking election to the Board of Directors and (ii) documents his/her ability to satisfy the director qualifications described in the board’s policy; and

•	A signed statement from the candidate confirming his/her willingness to serve on the Board of Directors.

The Secretary will submit all nominations to the Committee. The Committee shall assess member nominees in the same manner it reviews its own nominations. The Chairman of the Nominating Committee is John G. Drosdick. The Nominating Committee met one time during the fiscal year ended March 31, 2011.

The Legal Compliance Committee is responsible for the confidential receipt, retention and consideration of any report of evidence of a material violation of securities laws relating to the Fund, Master Fund or Manager. The Chairman of the Legal Compliance Committee is Dale C. LaPorte. The Legal Compliance Committee did not meet during the fiscal year ended March 31, 2011.

Independent Directors Counsel

Under the section entitled “Accountant and Legal Counsel” on page 92 of the prospectus, the second sentence of the second paragraph is to be deleted and replaced in its entirety with the following:

Schiff Hardin LLP, with offices at 1666 K Street NW, Suite 300, Washington, DC 20006, serves as counsel to the Independent Directors.

SP-PARFTEDI-0611